Filed Pursuant to Rule 497(a)

Registration No. 333-225373

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Owl Rock Capital Corporation (“ORCC”) (rated Baa3, Stable / BBB-, Stable / BBB-, Stable by Moody’s / S&P / Fitch)* has engaged BofA Merrill Lynch, Credit Suisse, Goldman Sachs & Co. LLC, RBC Capital Markets, Societe Generale, and SunTrust Robinson Humphrey to arrange a series of fixed income investor meetings commencing Wednesday, April 3rd. A senior unsecured transaction may follow.

BofA Merrill Lynch is coordinating logistics.

Roadshow schedule:

Wednesday, April 3rd – New York City Physical or Telephonic (8:30 AM ET – 1:30 PM ET & 4:00 PM – 5:00 PM ET)

Thursday, April 4th – New York City Physical or Telephonic (8:30 AM ET – 1:30 PM ET & 4:00 PM – 5:00 PM ET)

Attendees:

Craig Packer — Co-Founder and CEO of Owl Rock Capital Corporation

Alan Kirshenbaum — COO and CFO of Owl Rock Capital Corporation

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of ORCC before investing. When available, a preliminary prospectus will be filed with the Securities and Exchange Commission which will contain this and other information about ORCC and should be read carefully before investing.

The information in the preliminary prospectus, when available, and in this announcement is not complete and may be changed. The preliminary prospectus and this announcement are not offers to sell any securities of ORCC and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but it has not yet been declared effective. The offering may be made only by means of a preliminary prospectus. When available, copies may be obtained Merrill Lynch, Pierce, Fenner & Smith Incorporated, tel. no.: 1-800-294-1322; Credit Suisse Securities (USA) LLC, tel. no.: 1-800-221-1037; Goldman Sachs & Co. LLC, tel. no.: 1-866-471-2526; RBC Capital Markets, LLC, tel. no.: 1- 866-375-6829; SG Americas Securities, LLC, tel. no.: 1-855-881-2108; SunTrust Robinson Humphrey, Inc., tel. no.: 1-800-685-4786.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.